Exhibit 32.2


                  CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

     The undersigned executive officer of Minden Bancorp, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-QSB for the three months ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                      /s/ Becky T. Harrell
                                      ------------------------------------
                                      Name:  Becky T. Harrell
                                      Title: Chief Financial Officer and
                                              Treasurer

Date:  August 19, 2003


































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